Exhibit 25.1

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY UNDER

THE TRUST INDENTURE ACT OF 1939 OF A

CORPORATION DESIGNATED TO ACT AS TRUSTEE

☐	Check if an Application to Determine Eligibility of a Trustee Pursuant to Section 305(b)(2)

U.S. BANK TRUST NATIONAL ASSOCIATION

(Exact name of Trustee as specified in its charter)

41-1973763

I.R.S. Employer Identification No.

300 East Delaware Avenue

8th Floor

Wilmington, Delaware	19801
(Address of principal executive offices)	(Zip Code)

David Massa

U.S. Bank Trust National Association

100 Wall Street, Suite 1600

New York, NY 10005

Telephone (212) 361-4386

(Name, address and telephone number of agent for service)

Perry Ellis International, Inc.

(See Additional Registrants)

(Exact name of obligor as specified in its charter)

Florida	59-1162998
(State or other jurisdiction of	(I. R. S. Employer
incorporation or organization)	Identification No.)

3000 N.W. 107th Avenue
Miami, FL	33172
(Address of principal executive offices)	(Zip Code)

Debt Securities

ADDITIONAL REGISTRANTS

Name of Additional Registrant	State of Incorporation	I.R.S. Employee Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, or Registrant’s Principal Executive Offices

Jantzen, LLC	Delaware	42-1534560	3000 N.W. 107 Avenue, Miami, FL 33172 (305) 592-2830

Supreme International, LLC	Delaware	42-1534564	3000 N.W. 107 Avenue, Miami, FL 33172 (305) 592-2830

PEI Licensing, Inc.	Delaware	42-1534568	3000 N.W. 107 Avenue, Miami, FL 33172 (305) 592-2830

Jantzen Apparel, LLC	Delaware	51-0348614	3000 N.W. 107 Avenue, Miami, FL 33172 (305) 592-2830

Salant Holding, LLC	Delaware	13-4116384	3000 N.W. 107 Avenue, Miami, FL 33172 (305) 592-2830

Perry Ellis Menswear, LLC	Delaware	13-3402444	3000 N.W. 107 Avenue, Miami, FL 33172 (305) 592-2830

Perry Ellis Shared Services Corporation	Delaware	20-2085469	3000 N.W. 107 Avenue, Miami, FL 33172 (305) 592-2830

Winnsboro DC, LLC	Delaware	None	3000 N.W. 107 Avenue, Miami, FL 33172 (305) 592-2830

Tampa DC, LLC	Delaware	20-4534227	3000 N.W. 107 Avenue, Miami, FL 33172 (305) 592-2830

Supreme Real Estate I, LLC	Florida	None	3000 N.W. 107 Avenue, Miami, FL 33172 (305) 592-2830

Supreme Real Estate II, LLC	Florida	None	3000 N.W. 107 Avenue, Miami, FL 33172 (305) 592-2830

Supreme Realty, LLC	Florida	90-0087796	3000 N.W. 107 Avenue, Miami, FL 33172 (305) 592-2830

Perry Ellis Real Estate, LLC	Delaware	74-3043466	3000 N.W. 107 Avenue, Miami, FL 33172 (305) 592-2830

FORM T-1

Item 1.	GENERAL INFORMATION. Furnish the following information as to the Trustee.

a) Name and address of each examining or supervising authority to which it is subject.

Comptroller of the Currency

Washington, D.C.

b) Whether it is authorized to exercise corporate trust powers.

Yes

Item 2.	AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.

None

Items 3-15	The Trustee is a Trustee under other Indentures under which securities issued by the obligor are outstanding. There is not and there has not been a default with respect to the securities outstanding under other such Indentures.

Item 16.	LIST OF EXHIBITS. List below all exhibits filed as a part of this statement of eligibility and qualification.

1.	A copy of the Articles of Association of the Trustee now in effect, incorporated herein by reference to Exhibit 1 of Form T-1, Document 6 of Registration No. 333-84320.

2.	A copy of the certificate of authority of the Trustee to commence business, incorporated herein by reference to Exhibit 2 of Form T-1, Document 6 of Registration No. 333-84320.

3.	A copy of the certificate of authority of the Trustee to exercise corporate trust powers, incorporated herein by reference to Exhibit 3 of Form T-1, Document 6 of Registration No. 333-84320.

4.	A copy of the existing bylaws of the Trustee, as now in effect, incorporated herein by reference to Exhibit 4 of Form T-1, Document 6 of Registration No. 333-113995.

5.	Not applicable.

6.	The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, incorporated herein by reference to Exhibit 6 of Form T-1, Document 6 of Registration No. 333-84320.

7.	Report of Condition of the Trustee as of March 31, 2010, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

8.	Not applicable.

9.	Not applicable.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, State of New York on the 9th day of June, 2010.

U.S. BANK TRUST NATIONAL ASSOCIATION

By:	/s/ John J. Doherty
Name:	John J. Doherty
Title:	Vice President

Exhibit 7

U.S. Bank Trust National Association

Statement of Financial Condition

As of March 31, 2010

($000’s)

3/31/2010
Assets
Cash and Balances Due From Depository Institutions	$519,649
Fixed Assets	638
Intangible Assets	61,998
Other Assets	25,344

Total Assets	$607,329

Liabilities
Other Liabilities	$16,745

Total Liabilities	$16,745

Equity
Common and Preferred Stock	$1,000
Surplus	505,932
Undivided Profits	83,952

Total Equity Capital	$590,884

Total Liabilities and Equity Capital	$607,629

To the best of the undersigned’s determination, as of this date the above financial information is true and correct.

U.S. Bank Trust National Association

By:	/s/ John J. Doherty
Name John J. Doherty Title Vice President

Date: June 9, 2010

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